UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2014

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5959 LAS COLINAS BOULEVARD, IRVING, TEXAS	75039-2298
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 444-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 17, 2014, Exxon Mobil Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with HSBC Securities (USA) Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as managers of the several underwriters named therein, for the issuance and sale by the Company of (i) $750,000,000 aggregate principal amount of its Floating Rate Notes due 2017 (the “2017 Floating Rate Notes”), (ii) $500,000,000 aggregate principal amount of its Floating Rate Notes due 2019 (the “2019 Floating Rate Notes” and, together with the 2017 Floating Rate Notes, the “Floating Rate Notes”), (iii) $1,500,000,000 aggregate principal amount of its 0.921% Notes due 2017 (the “2017 Fixed Rate Notes”), (iv) $1,750,000,000 aggregate principal amount of its 1.819% Notes due 2019 (the “2019 Fixed Rate Notes”) and (v) $1,000,000,000 aggregate principal amount of its 3.176% Notes due 2024 (the “2024 Fixed Rate Notes” and, together with the 2017 Fixed Rate Notes and the 2019 Fixed Rate Notes, the “Fixed Rate Notes”).

On March 20, 2014, the Company entered into an indenture (the “Indenture”) with Deutsche Bank Trust Company Americas, as trustee. The Floating Rate Notes and the Fixed Rate Notes (together, the “Notes”) will be issued pursuant to the Indenture, as supplemented by an officer’s certificate (the “Officer’s Certificate”) dated March 20, 2014 establishing the terms and forms of the Notes.

The Notes were offered pursuant to the Company’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on March 17, 2014 (Reg. No. 333-194609) (the “Registration Statement”).

The Underwriting Agreement, the Indenture and the Officer’s Certificate (including the forms of the Notes) are filed as Exhibits 1.1, 4.1 and 4.2, respectively, to this current report on Form 8-K and are incorporated by reference into the Registration Statement. The opinions of Davis Polk & Wardwell LLP and James E. Parsons, Esq., Coordinator – Corporate Securities and Finance Law of Exxon Mobil Corporation, are filed as Exhibits 5.1 and 5.2, respectively, to this current report on Form 8-K and are incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated March 17, 2014 among Exxon Mobil Corporation, HSBC Securities (USA) Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as managers of the underwriters named therein

4.1	Indenture dated March 20, 2014 between Exxon Mobil Corporation and Deutsche Bank Trust Company Americas

4.2	Officer’s Certificate of Exxon Mobil Corporation dated March 20, 2014

4.3	Form of Global Note representing the 2017 Floating Rate Notes (included in Exhibit 4.2)

4.4	Form of Global Note representing the 2019 Floating Rate Notes (included in Exhibit 4.2)

4.5	Form of Global Note representing the 2017 Fixed Rate Notes (included in Exhibit 4.2)

4.6	Form of Global Note representing the 2019 Fixed Rate Notes (included in Exhibit 4.2)

4.7	Form of Global Note representing the 2024 Fixed Rate Notes (included in Exhibit 4.2)

5.1	Opinion of Davis Polk & Wardwell LLP

5.2	Opinion of James E. Parsons, Esq., Coordinator – Corporate Securities and Finance Law of Exxon Mobil Corporation

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

23.2	Consent of James E. Parsons, Esq. (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION
Date: March 20, 2014

	By:	/s/ Robert N. Schleckser
		Name:	Robert N. Schleckser
		Title:	Vice President and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement dated March 17, 2014 among Exxon Mobil Corporation, HSBC Securities (USA) Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as managers of the underwriters named therein

4.1	Indenture dated March 20, 2014 between Exxon Mobil Corporation and Deutsche Bank Trust Company Americas

4.2	Officer’s Certificate of Exxon Mobil Corporation dated March 20, 2014

4.3	Form of Global Note representing the 2017 Floating Rate Notes (included in Exhibit 4.2)

4.4	Form of Global Note representing the 2019 Floating Rate Notes (included in Exhibit 4.2)

4.5	Form of Global Note representing the 2017 Fixed Rate Notes (included in Exhibit 4.2)

4.6	Form of Global Note representing the 2019 Fixed Rate Notes (included in Exhibit 4.2)

4.7	Form of Global Note representing the 2024 Fixed Rate Notes (included in Exhibit 4.2)

5.1	Opinion of Davis Polk & Wardwell LLP

5.2	Opinion of James E. Parsons, Esq., Coordinator – Corporate Securities and Finance Law of Exxon Mobil Corporation

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

23.2	Consent of James E. Parsons, Esq. (included in Exhibit 5.2)